                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and First Trust National Association, as Trustee of Home Equity Loan Trust 1998-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August 1998.

                                                 GREEN TREE FINANCIAL CORP.



                                                 BY: /s/Phyllis A. Knight
                                                     --------------------
                                                     Phyllis A. Knight
                                                     Senior Vice President and
                                                     Treasurer

                    [LETTERHEAD OF GREEN TREE APPEARS HERE]




                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is sr. vice president and treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and First Trust National Association, as Trustee of Home Equity Loan Trust 1998-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1998 to July 31, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

In Witness Whereof, I have affixed hereunto my signature this 12th day of August, 1998.

                                   GREEN THREE FINANCIAL CORPORATION

                                   BY /s/ Phyllis A. Knight
                                      ----------------------------------
                                      Phyllis A. Knight
                                      Sr. Vice President and Treasurer

                    [LETTERHEAD OF GREEN TREE APPEARS HERE]


                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                   1998 - A    DISTRIBUTION DATE:     8/17/98
                                                                 ---------------
                                MONTHLY REPORT           CUSIP#   393505 ZJA ZK1
                                                                 ---------------
                                  JULY 1998                      ZL9 ZM7 ZN5 ZPO
                                                                 ---------------
                                                                   ZQ8 ZR6 ZS4
                                                                 ---------------
                                                   TRUST ACCOUNT:   3336335-0
                                                                 ---------------

1.   (A)  AMOUNT AVAILABLE (INCLUDING MONTHLY SERVICING FEE)     $ 11,724,794.42
                                                                 ---------------

     (B)  CLASS HE: M-1 INTEREST DEFICIENCY AMOUNT (IF ANY),
          CLASS HE: M-2 INTEREST DEFICIENCY AMOUNT (IF ANY)
          AND CLASS HE: B INTEREST DEFICIENCY AMOUNT (IF
          ANY) WITHDRAWN FOR PRIOR PAYMENT DATE                  $          0.00
                                                                 ---------------

     (C)  AMOUNT AVAILABLE AFTER GIVING EFFECT TO WITHDRAWAL
          OF ANY CLASS HE: M-1 INTEREST DEFICIENCY AMOUNT,
          CLASS HE: M-2 INTEREST DEFICIENCY AMOUNT AND CLASS
          HE: B INTEREST DEFICIENCY AMOUNT FOR PRIOR PAYMENT
          DATE                                                   $ 11,724,794.42
                                                                 ---------------

     PRINCIPAL

2.   FORMULA PRINCIPAL DISTRIBUTION AMOUNT:

          (A)  SCHEDULED PRINCIPAL           $  353,831.55
                                             -------------
          (B)  PRINCIPAL PREPAYMENTS          6,011,146.79
                                             -------------
          (C)  LIQUIDATED LOANS                       0.00
                                             -------------
          (D)  REPURCHASES                            0.00
                                             -------------
          (E)  PREVIOUSLY UNDISTRIBUTED
               PRINCIPAL AMOUNTS                      0.00
                                             -------------
          (F)  PRE-FUNDED FIXED RATE AMOUNT,
               IFANY                                  0.00
                                             -------------
          (G)  EXTRA PRINCIPAL DISTRIBUTION
               AMOUNT                                 0.00
                                             -------------
          (F)  LESS CLASS HE: A-1ARM FORMULA
               PRINCIPAL DISTRIBUTION
               AMOUNT                                 0.00
                                             -------------

                         TOTAL PRINCIPAL                         $  6,364,978.34
                                                                 ---------------

3.   CLASS HE: A-1ARM FORMULA PRINCIPAL
     DISTRIBUTION AMOUNT (LESSER OF
     CLASS HE: A-1 ARM PRINCIPAL BALANCE
     OR SUM OF (A) - (F))

          (A)  SCHEDULED PRINCIPAL           $   35,194.97
                                             -------------
          (B)  PRINCIPAL PREPAYMENTS          1,702,207.85
                                             -------------
          (C)  LIQUIDATED LOANS                       0.00
                                             -------------
          (D)  REPURCHASES                            0.00
                                             -------------
          (E)  PRE-FUNDED ARM AMOUNT, IF ANY          0.00
                                             -------------
          (F)  CLAUSE (VI) OF DEFINITION              0.00
                                             -------------

                         TOTAL PRINCIPAL                         $  1,737,402.82
                                                                 ---------------

4.   SENIOR PERCENTAGE                                                      100%
                                                                 ---------------

5.   CLASS B PERCENTAGE                                                     100%
                                                                 ---------------

                    [LETTERHEAD OF GREEN TREE APPEARS HERE]


                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                  1998 - A     DISTRIBUTION DATE:     8/17/98
                                                                 ---------------
                                MONTHLY REPORT            CUSIP#  393505 ZJA ZK1
                                                                 ---------------
                                   JULY 1998                     ZL9 ZM7 ZN5 ZPO
                                                                 ---------------
                                    PAGE 2                         ZQ8 ZR6 ZS4
                                                                 ---------------
                                                  TRUST ACCOUNT:    3336335-0
                                                                 ---------------

     CLASS HE:  A CERTIFICATES
     -------------------------

     INTEREST

6.   AGGREGATE INTEREST
     (A)  CLASS HE: A-1 ARM PASS-THROUGH RATE                   5.90625%
                                                                --------
     (B)  CLASS HE: A-1 ARM INTEREST                                             $         362,712.89
                                                                                 --------------------
     (C)  CLASS HE: A-1 PASS-THROUGH RATE                          6.00%
                                                                   -----
     (D)  CLASS HE: A-1 INTEREST                                                 $         510,870.65
                                                                                 --------------------
     (E)  CLASS HE: A-2 PASS-THROUGH RATE                          6.04%
                                                                   -----
     (F)  CLASS HE: A-2 INTEREST                                                 $         327,166.67
                                                                                 --------------------
     (G)  CLASS HE: A-3 PASS-THROUGH RATE                          6.33%
                                                                   -----
     (H)  CLASS HE: A-3 INTEREST                                                 $         300,675.00
                                                                                 --------------------
     (I)  CLASS HE: A-4 PASS-THROUGH RATE                          6.25%
                                                                   -----
     (J)  CLASS HE: A-4 INTEREST                                                 $         104,166.67
                                                                                 --------------------
     (K)  CLASS HE: A-5 IO PASS-THROUGH RATE                       8.00%
                                                                   -----
     (L)  CLASS HE: A-5 IO INTEREST                                              $         133,333.33
                                                                                 --------------------

7.   AMOUNT APPLIED TO UNPAID CLASS HE: A INTEREST SHORTFALL                     $               0.00
                                                                                 --------------------

8.   REMAINING UNPAID CLASS HE: A INTEREST SHORTFALL                             $               0.00
                                                                                 --------------------

    PRINCIPAL

9.   CLASS HE: A-4 LOCKOUT PERCENTAGE FOR SUCH PAYMENT DATE                                      100%
                                                                                 --------------------

10.  CLASS HE: A PRINCIPAL DISTRIBUTION:

     (A)  CLASS HE: A-1 ARM                                                      $       1,737,402.82
                                                                                 --------------------
     (B)  CLASS HE: A-4 LOCKOUT PRO RATA DISTRIBUTION AMOUNT                     $               0.00
                                                                                 --------------------
     (C)  BALANCE OF FORMULA PRINCIPAL DISTRIBUTION AMOUNT
          (I)   CLASS HE: A-1                                                    $       6,364,978.34
                                                                                 --------------------
          (II)  CLASS HE: A-2                                                    $               0.00
                                                                                 --------------------
          (III) CLASS HE: A-3                                                    $               0.00
                                                                                 --------------------
          (IV)  CLASS HE: A-4                                                    $               0.00
                                                                                 --------------------

11.  CLASS HE: A PRINCIPAL BALANCE:

     (A)  CLASS HE: A-1 ARM PRINCIPAL BALANCE                                    $      65,257,185.95
                                                                                 --------------------
     (B)  CLASS HE: A-1 PRINCIPAL BALANCE                                        $      95,809,150.99
                                                                                 --------------------
     (C)  CLASS HE: A-2 PRINCIPAL BALANCE                                        $      65,000,000.00
                                                                                 --------------------
     (D)  CLASS HE: A-3 PRINCIPAL BALANCE                                        $      57,000,000.00
                                                                                 --------------------
     (E)  CLASS HE: A-4 PRINCIPAL BALANCE                                        $      20,000,000.00
                                                                                 --------------------
     (F)  CLASS HE: A-5 IO NOTIONAL PRINCIPAL AMOUNT                             $      20,000,000.00
                                                                                 --------------------

12.  AMOUNT, IF ANY, BY WHICH CLASS A FORMULA DISTRIBUTION AMOUNT
     EXCEEDS CLASS A DISTRIBUTION AMOUNT                                         $               0.00
                                                                                 --------------------

                    [LETTERHEAD OF GREEN TREE APPEARS HERE]


                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                  1998 - A     DISTRIBUTION DATE:     8/17/98
                                                                 ---------------
                                MONTHLY REPORT            CUSIP#  393505 ZJA ZK1
                                                                 ---------------
                                   JULY 1998                     ZL9 ZM7 ZN5 ZPO
                                                                 ---------------
                                    PAGE 3                         ZQ8 ZR6 ZS4
                                                                 ---------------
                                                  TRUST ACCOUNT:    3336335-0
                                                                 ---------------

     CLASS HE:  M-1 CERTIFICATES
     ---------------------------


13.  AMOUNT AVAILABLE LESS THE CLASS HE: A DISTRIBUTION AMOUNT
     (INCLUDING MONTHLY SERVICING FEE)                                           $       1,883,488.05
                                                                                 --------------------
   INTEREST on Class HE: M-1 Principal Balance less Class HE: M-1
   Liquidation Loss Principal Amount

14.  CURRENT INTEREST
     (A)  CLASS HE: M-1 PASS-THROUGH RATE                          6.98%
                                                                   -----
     (B)  CLASS HE: M-1 INTEREST                                                 $         168,683.33
                                                                                 --------------------

15.  AMOUNT APPLIED TO UNPAID CLASS HE: M-1 INTEREST SHORTFALL                   $               0.00
                                                                                 --------------------

16.  REMAINING UNPAID CLASS HE: M-1 INTEREST SHORTFALL                           $               0.00
                                                                                 --------------------

17.  CLASS M-1 INTEREST DEFICIENCY AMOUNT                                        $               0.00
                                                                                 --------------------

18.  CLASS M-1 INTEREST DEFICIENCY AMOUNT PAID                                   $               0.00
                                                                                 --------------------

   PRINCIPAL

19.  CLASS HE: M-1 PRINCIPAL DISTRIBUTION                                        $               0.00
                                                                                 --------------------

20.  CLASS HE: M-1 PRINCIPAL BALANCE                                             $      29,000,000.00
                                                                                 --------------------

21.  AMOUNT, IF ANY, BY WHICH CLASS M-1 FORMULA DISTRIBUTION AMOUNT
     EXCEEDS CLASS M-1 DISTRIBUTION AMOUNT                                       $               0.00
                                                                                 --------------------

   CLASS HE:  M-2 CERTIFICATES
   ---------------------------

22.  AMOUNT AVAILABLE LESS THE CLASS HE: A DISTRIBUTION AMOUNT
     AND CLASS HE: M-1 DISTRIBUTION AMOUNT (INCLUDING MONTHLY SERVICING FEE)     $       1,714,804.72
                                                                                 --------------------
   INTEREST on Class HE: M-2 Principal Balance less Class HE: M-2
   Liquidation Loss Principal Amount

23.  CURRENT INTEREST
     (A)  CLASS HE: M-2 PASS-THROUGH RATE                          7.17%
                                                                   -----
     (B)  CLASS HE: M-2 INTEREST                                                 $         113,525.00
                                                                                 --------------------

24.  AMOUNT APPLIED TO UNPAID CLASS HE: M-2 INTEREST SHORTFALL                   $               0.00
                                                                                 --------------------

25.  REMAINING UNPAID CLASS HE: M-2 INTEREST SHORTFALL                           $               0.00
                                                                                 --------------------

26.  CLASS HE: M-2 INTEREST DEFICIENCY AMOUNT                                    $               0.00
                                                                                 --------------------

27.  CLASS HE: M-2 INTEREST DEFICIENCY AMOUNT UNPAID                             $               0.00
                                                                                 --------------------


                    [LETTERHEAD OF GREEN TREE APPEARS HERE]

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                   1998 - A    DISTRIBUTION DATE:     8/17/98
                                                                 ---------------
                                MONTHLY REPORT           CUSIP#   393505 ZJA ZK1
                                                                 ---------------
                                   JULY 1998                     ZL9 ZM7 ZN5 ZPO
                                                                 ---------------
                                    PAGE  4                        ZQ8 ZR6 ZS4
                                                                 ---------------
                                                  TRUST ACCOUNT:    3336335-0
                                                                 ---------------

           PRINCIPAL

        28.  CLASS HE: M-2 PRINCIPAL DISTRIBUTION                $          0.00
                                                                 ---------------

        29.  CLASS HE: M-2 PRINCIPAL BALANCE                     $ 19,000,000.00
                                                                 ---------------

        30.  AMOUNT, IF ANY, BY WHICH CLASS M-2 FORMULA
             PRINCIPAL DISTRIBUTION AMOUNT EXCEEDS CLASS
             M-2 DISTRIBUTION AMOUNT                             $          0.00
                                                                 ---------------


           CLASS HE:  B PRINCIPAL DISTRIBUTION TESTS
           (TESTS MUST BE SATISFIED ON AND AFTER THE PAYMENT
           DATE OCCURRING IN MARCH 2001)

        31.  AVERAGE SIXTY-DAY DELINQUENCY RATIO TEST

             (A) SIXTY-DAY DELINQUENCY RATIO FOR CURRENT
                 PAYMENT DATE                                              1.95%
                                                                 ---------------

             (B) AVERAGE SIXTY-DAY DELINQUENCY RATIO TEST
                 (ARITHMETIC AVERAGE OF RATIOS FOR THIS MONTH
                 AND TWO PRECEDING MONTHS; MAY NOT EXCEED 6.0%)            1.51%
                                                                 ---------------

        32.  AVERAGE THIRTY-DAY DELINQUENCY RATIO TEST

             (A) THIRTY-DAY DELINQUENCY RATIO FOR CURRENT
                 PAYMENT DATE                                              3.66%
                                                                 ---------------

             (B) AVERAGE THIRTY-DAY DELINQUENCY RATIO TEST
                 (ARITHMETIC AVERAGE OF RATIOS FOR THIS MONTH
                 AND TWO PRECEDING MONTHS; MAY NOT EXCEED 12%)             3.24%
                                                                 ---------------

        33.  CUMULATIVE REALIZED LOSSES TEST


             (A) CUMULATIVE REALIZED LOSSES FOR CURRENT PAYMENT
                 DATE (AS A PERCENTAGE OF CUT-OFF DATE POOL
                 PRINCIPAL BALANCE: MAY NOT EXCEED 7.5%.)                  0.00%
                                                                 ---------------

        34.  CURRENT REALIZED LOSSES TEST

             (A) CURRENT REALIZED LOSSES FOR CURRENT PAYMENT
                 DATE                                            $          0.00
                                                                 ---------------

             (B) CURRENT REALIZED LOSS RATIO (TOTAL REALIZED
                 LOSSES FOR MOST RECENT THREE MONTHS,
                 MULTIPLIED BY 4, DIVIDED BY ARITHMETIC AVERAGE
                 OF POOL SCHEDULED PRINCIPAL BALANCES FOR THIRD
                 PRECEDING REMITTANCE AND FOR CURRENT REMITTANCE
                 DATE; MAY NOT EXCEED 2%)                                  0.00%
                                                                 ---------------

        35.  CLASS HE: B PRINCIPAL BALANCE TEST

             (A) PERCENTAGE EQUAL TO (A) CLASS HE: B PRINCIPAL
                 BALANCE (BEFORE ANY DISTRIBUTIONS ON CURRENT
                 PAYMENT DATE) PLUS SUM OF EXTRA PRINCIPAL
                 DISTRIBUTION AMOUNTS ON ALL PRIOR PAYMENT DATE
                 (MUST EQUAL OR EXCEED 5.5%)                               1.62%
                                                                 ---------------

                    [LETTERHEAD OF GREENTREE APPEARS HERE]

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                   1998 - A    DISTRIBUTION DATE:    8/17/98
                                                                 ---------------
                                MONTHLY REPORT        CUSIP#      393505 ZJA ZK1
                                                                 ---------------
                                   JULY 1998                     ZL9 ZM7 ZN5 ZPO
                                                                 ---------------
                                    PAGE 5                          ZQ8 ZR6 ZS4
                                                                 ---------------
                                                  TRUST ACCOUNT:     3336335-0
                                                                 ---------------


           CLASS HE: B CERTIFICATES
           ------------------------

        36.  AMOUNT AVAILABLE LESS THE CLASS HE: A DISTRIBUTION
             AMOUNT AND CLASS HE: M DISTRIBUTION AMOUNT
             (INCLUDING MONTHLY SERVICING FEE)                   $  1,601,279.72
                                                                 ---------------

           INTEREST ON CLASS HE: B PRINCIPAL BALANCE LESS
           CLASS HE: B LIQUIDATION LOSS PRINCIPAL AMOUNT

        37.  CURRENT INTEREST
             (A)  CLASS HE: B PASS-THROUGH RATE           7.31%
                                                          -----

             (B)  CLASS HE: B INTEREST                           $     36,550.00
                                                                 ---------------

        38.  AMOUNT APPLIED TO UNPAID CLASS HE: B INTEREST
             SHORTFALL                                           $          0.00
                                                                 ---------------

        39.  REMAINING UNPAID CLASS HE: B INTEREST
             SHORTFALL                                           $          0.00
                                                                 ---------------

        40.  CLASS HE: B INTEREST DEFICIENCY AMOUNT              $          0.00
                                                                 ---------------

        41.  CLASS HE: B INTEREST DEFICIENCY AMOUNT UNPAID       $          0.00
                                                                 ---------------

           PRINCIPAL


        42.  CLASS HE: B PRINCIPAL DISTRIBUTION                  $          0.00
                                                                 ---------------

        43.  CLASS HE: B PRINCIPAL BALANCE                       $  6,000,000.00
                                                                 ---------------

        44. AMOUNT, IF ANY, BY WHICH CLASS B FORMULA
            DISTRIBUTION AMOUNT EXCEEDS CLASS B DISTRIBUTION
            AMOUNT                                               $          0.00
                                                                 ---------------

           INTEREST ON CLASS HE: M-1, M-2, B LIQUIDATION LOSS
           PRINCIPAL AMOUNT

        45.  CLASS HE: M-1

             (A) CLASS HE: M-1 LIQUIDATION LOSS PRINCIPAL
                 AMOUNT                                          $          0.00
                                                                 ---------------

             (B) INTEREST AT CLASS HE: M-1 PASS-THROUGH RATE
                 ON CLASS HE: M-1 LIQUIDATION LOSS PRINCIPAL
                 AMOUNT                                          $          0.00
                                                                 ---------------

             (C) AMOUNT APPLIED TO UNPAID CLASS HE: M-1
                 LIQUIDATION LOSS INTEREST SHORTFALL             $          0.00
                                                                 ---------------

             (D) REMAINING UNPAID CLASS HE: M-1 LIQUIDATION
                 LOSS INTEREST SHORTFALL                         $          0.00
                                                                 ---------------

                    [LETTERHEAD OF GREEN TREE APPEARS HERE]

                           GREEN TREE FINANCIAL CORPORATION
                          CERTIFICATES FOR HOME EQUITY LOANS
                                   GREEN TREE TRUST
                                      1998 - A                                   DISTRIBUTION DATE:       8/17/98
                                    MONTHLY REPORT                                                     ---------------
                                      JULY 1998                                             CUSIP#      393505 ZJA ZK1
                                        PAGE 6                                                         ---------------
                                                                                                       ZL9 ZM7 ZN5 ZPO
                                                                                                       ---------------
                                                                                                         ZQ8 ZR6 ZS4
                                                                                                       ---------------
                                                                                     TRUST ACCOUNT:        3336335-0
                                                                                                       ---------------
46.  CLASS HE: M-2

     (A) CLASS HE: M-2 LIQUIDATION LOSS PRINCIPAL AMOUNT                                           $              0.00
                                                                                                   -------------------
     (B) INTEREST AT CLASS HE: M-2 PASS-THROUGH RATE ON
         CLASS HE: M-2 LIQUIDATION LOSS PRINCIPAL AMOUNT                                           $              0.00
                                                                                                   -------------------
     (C) AMOUNT APPLIED TO UNPAID CLASS HE: M-2
         LIQUIDATION LOSS INTEREST SHORTFALL                                                       $              0.00
                                                                                                   -------------------
     (D) REMAINING UNPAID CLASS HE: M-2 LIQUIDATION
         LOSS INTEREST SHORTFALL                                                                   $             0.00
                                                                                                   ------------------

47.  CLASS HE: B

     (A) CLASS HE: B LIQUIDATION LOSS PRINCIPAL AMOUNT                                               $             0.00
                                                                                                     ------------------
     (B) INTEREST AT CLASS HE: B PASS-THROUGH RATE ON
         CLASS HE: B LIQUIDATION LOSS PRINCIPAL AMOUNT                                               $             0.00
                                                                                                     ------------------
     (C) AMOUNT APPLIED TO UNPAID CLASS HE: B
         LIQUIDATION LOSS INTEREST SHORTFALL                                                         $             0.00
                                                                                                     ------------------
     (D) REMAINING UNPAID CLASS HE: B LIQUIDATION
         LOSS INTEREST SHORTFALL                                                                     $             0.00
                                                                                                     ------------------

     CLASS HE:  A, CLASS HE:  M, AND CLASS HE:  B CERTIFICATES
     ---------------------------------------------------------

48.  POOL SCHEDULED PRINCIPAL BALANCE                                                                $   362,066,336.94
                                                                                                     ------------------

     (A)  FIXED RATE LOANS                                                                           $   296,809,150.99
                                                                                                     ------------------
     (B)  ADJUSTABLE RATE LOANS                                                                      $    65,257,185.95
                                                                                                     ------------------

49.  ADJUSTED POOL PRINCIPAL BALANCE                                                                 $   357,066,336.94
                                                                                                     ------------------

50.  POOL FACTORS

     (A)  CLASS HE: A-1ARM POOL FACTOR                                                                        .87009581
                                                                                                     ------------------
     (B)  CLASS HE: A-1 POOL FACTOR                                                                           .74270660
                                                                                                     ------------------
     (C)  CLASS HE: A-2 POOL FACTOR                                                                          1.00000000
                                                                                                     ------------------
     (D)  CLASS HE: A-3 POOL FACTOR                                                                          1.00000000
                                                                                                     ------------------
     (E)  CLASS HE: A-4 POOL FACTOR                                                                          1.00000000
                                                                                                     ------------------
     (F)  CLASS HE: M-1 POOL FACTOR                                                                          1.00000000
                                                                                                     ------------------
     (G)  CLASS HE: M-2 POOL FACTOR                                                                          1.00000000
                                                                                                     ------------------
     (H)  CLASS HE: B POOL FACTOR                                                                            1.00000000
                                                                                                     ------------------

51.  AGGREGATE EXTRA PRINCIPAL DISTRIBUTION AMOUNT ON CURRENT AND                                    $     5,000,000.00
     PRIOR PAYMENTS DATES                                                                            ------------------


                    [LETTERHEAD OF GREEN TREE APPEARS HERE]

                            GREEN TREE FINANCIAL CORPORATION
                           CERTIFICATES FOR HOME EQUITY LOANS
                                    GREEN TREE TRUST
                                        1998 - A                                      DISTRIBUTION DATE:        8/17/98
                                    MONTHLY REPORT                                                          -----------------
                                      JULY 1998                                                CUSIP#         393505 ZJA ZK1
                                       PAGE 7                                                               -----------------
                                                                                                             ZL9 ZM7 ZN5 ZPO
                                                                                                            -----------------
                                                                                                               ZQ8 ZR6 ZS4
                                                                                                            -----------------
                                                                                          TRUST ACCOUNT:        3336335-0
                                                                                                            -----------------

51.  LOANS DELINQUENT

     TOTAL HE FIXED
     (A)  31-59 DAYS                           5,672,076.75                     106
                                             ---------------                  -------
     (B)  60-89 DAYS                           1,208,539.83                      26
                                             ---------------                  -------
     (C)  90 OR MORE DAYS                        514,894.42                       8
                                             ---------------                  -------

     ADJUSTABLE RATE
     (A)  31-59 DAYS                             528,390.93                       7
                                             ---------------                  -------
     (B)  60-89 DAYS                                   0.00                       0
                                             ---------------                  -------
     (C)  90 OR MORE DAYS                            285.23                       1
                                             ---------------                  -------

52.  PRINCIPAL BALANCE OF DEFAULTED CONTRACTS

     TOTAL HE FIXED CONTRACTS                                                                         $    3,931,605.98
                                                                                                      -----------------
     ADJUSTABLE RATE CONTRACTS                                                                        $    1,406,948.07
                                                                                                      -----------------

53.  NUMBER OF LIQUIDATED CONTRACTS AND NET LIQUIDATED LOSS

     TOTAL HE FIXED CONTRACTS                                               #               0         $            0.00
                                                                            -----------------         -----------------
     ADJUSTABLE RATE CONTRACTS                                              #               0         $            0.00
                                                                            -----------------         -----------------

54.  NUMBER OF LOANS REMAINING

     TOTAL HE FIXED CONTRACTS                                                                               5,776
                                                                                                      -----------------
     ADJUSTABLE RATE CONTRACTS                                                                                553
                                                                                                      -----------------

55.  PRE-FUNDED ARM AMOUNT                                                                            $            0.00
                                                                                                      -----------------
56.  PRE-FUNDED FIXED RATE AMOUNT                                                                     $            0.00
                                                                                                      -----------------
     CLASS C SUBSIDIARY CERTIFICATES
     -------------------------------

57.  MONTHLY SERVICING FEE                                                                            $      231,355.45
                                                                                                      -----------------
58.  CLASS C MASTER RESIDUAL PAYMENT                                                                  $    1,333,374.27
                                                                                                      -----------------
     PLEASE CONTACT THE BONDHOLDER RELATIONS DEPARTMENT OF FIRST TRUST
     NATIONAL ASSOCIATION AT (612) 973-5800 WITH ANY QUESTIONS REGARDING
     THIS STATEMENT OR YOUR DISTRIBUTION.